Exhibit 23.1

                         Consent of Independent Auditors

The Board of Directors
Drew Industries Incorporated:

We consent to the use of our reports incorporated herein by reference in the Registration Statement on Form S-8.


                                        /s/ KPMG LLP

Stamford, Connecticut
June 21, 2002